UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  July 14, 2006


               EARTH PRODUCTS & TECHNOLOGIES, INC.
       ___________________________________________________
      (Exact name of registrant as specified in its charter)

           Nevada               033-03385-LA           87-0430816
   ________________________________________________________________________
   (State of Incorporation) (Commission File No.) (IRS Employer ID Number)


      2157 South Lincoln Street, Salt Lake City, Utah 84106
     _______________________________________________________
             (Address of principal executive offices)

                          (801) 323-2395
     _______________________________________________________
       (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))


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Item 1.01  Entry into a Material Definitive Agreement.

     On July 14, 2006, Earth Products & Technologies, Inc. ("EPAT" or the "Company") entered into a Stock Exchange Agreement (the "Agreement") among EPAT, American Federal Mining Group, Inc., an Illinois company (hereinafter "American"), and the shareholders of American (the "American Shareholders"). At closing, it is intended that the Company will exchange 20,000,000 shares, approximately 93.9% of its issued and outstanding diluted shares of common stock, for 100% of American's common stock. This transaction will be accounted for as a reverse merger (recapitalization) with American deemed the accounting acquirer and the Company the legal acquirer. Subject to the satisfaction of certain conditions, described below, it is expected that the transaction will be completed on or before July 31, 2006.

     Upon the closing of the transaction, American will be a wholly-owned subsidiary of EPAT, and EPAT, which previously had no material operations, will be a holding company for the business of American and its subsidiaries. American is a holding company, incorporated in Illinois, whose principal business strategy is the acquisition, exploration, extraction and development of mining properties. American owns all of the issued and outstanding shares of registered capital of Wu La Te Hou Qi Qian Zhen Mining Co., Ltd. (the "Subsidiary" or "Qian Zhen"), a limited liability company organized in the People's Republic of China ("PRC" or "China"), plus 33% of Inner Mongolia Xiangzhen Mining Industry Group Co., Ltd., a limited liability company organized in the PRC. Qian Zhen owns 99% of the issued and outstanding shares of registered capital of two subsidiaries, Inner Mongolia Xiang Zhen Mining Industry Group Co., Ltd., and Xinjiang Tianzhen Mining Co., Ltd.

     As a result of the closing of the Agreement, there will be a change in voting control of EPAT. The former shareholders of American will hold a total of 20,000,000 shares of common stock, or approximately 94% of the outstanding common stock of EPAT, the original EPAT shareholders will hold a total of 1,296,700 shares of common stock, or approximately 6% of the outstanding common stock. Upon closing, current officers and directors of EPAT will resign and be replaced by officers and directors of American.

     The consummation of the transaction with American is subject to a number of conditions, including approval by the board of directors of EPAT and American, completion of satisfactory due diligence, receipt by EPAT of financial statements of American as required under applicable regulations, and satisfaction of all applicable regulatory requirements. If the transaction is consummated, and as a result of the exchange of the American Stock in exchange for the EPAT Stock, American will become a wholly-owned subsidiary of EPAT. There is no assurance the transaction will be completed.

     The Agreement may be terminated by either EPAT or American under certain conditions outlined in the Agreement. Additionally, EPAT may terminate the Agreement if: (a) American fails to deliver consolidated financial statements by the closing date; (b) the closing does not occur on or before July 31, 2006, unless extended by the parties; or (c) American fails to deliver the American common stock for the exchange.

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     The description of the Agreement set forth herein does not purport to be complete and is qualified in it entirety by the provision of the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. A more detailed Current Report on Form 8-K, including financial statements of American and a detailed description of its business, will be filed if the transaction is completed.

     EPAT is a public company whose securities are quoted on the over-the-counter Bulletin Board under the symbol "EPTI."

Business of American Federal Mining Group, Inc.

     If the Agreement is consummated, the business of the Company will be conducted through its then subsidiary, American, which will, in turn, conduct its business through Qian Zhen and its subsidiaries. According to documentation provided by American, the principal business of American is the exploration, development, mining, and processing of fluorite, zinc, lead, copper, and other non-ferrous metals in the PRC. American has two main areas of interest in China: (a) fluorite and zinc exploration in the Sumochaganaobao region of Inner Mongolia Province; and (b) copper/gold exploration in the Yangye Huayuan region of Xinjiang Uygur Autonomous Region.

     American's head office and records office, is located in Wulanhua Town, Siziwang Qi, Wulanchabu City, Inner Mongolia, PRC.

     American's primary operation in the Inner Mongolia consists of one primary zinc smelter, which obtains concentrates principally from American's operating mill. It has had revenue from mining and development.

Forward-Looking Statements

     Statements regarding completion, timing or effect of the EPAT transaction as well as any other statements that are not historical facts in this Form 8-K are forward-looking statements under applicable securities laws and involve certain risks, uncertainties and assumptions. These include, but are not limited to, the risk that the parties will not move from the Agreement to consummation of the transaction, receipt of regulatory approvals, and satisfaction of closing conditions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. There can be no assurance that the parties will consummate the transactions contemplated herein.


Item 9.01.  Financial Statements and Exhibits

     (c)     Exhibits

     The following documents related to the Stock Exchange Agreement between EPAT, American and the American Shareholders are being filed as an exhibit to this Form 8-K:

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     Exhibit No.    Title of Document
     ----------     --------------------------------------------------------

        2.1         Stock Exchange Agreement dated July 14, 2006



                            SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      REGISTRANT:

                                      Earth Products & Technologies, Inc.

                                           /s/ John W. Peters
Date:  July 20, 2006                  By_________________________________
                                          John W. Peters, President


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